UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 4, 2008 (March 3, 2008)
Orbit/FR, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of	0-22583 (Commission File Number)	23-2874370 (I.R.S. Employer Identification
Incorporation or Organization)		Number)

506 Prudential Road, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)
(215) 674-5100
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective March 3, 2008, Relland Winand, 53 has been hired as the Chief Financial Officer and principal accounting officer of Orbit/FR, Inc. (the “Company”). Mr. Winand’s prior experience includes Vice President Finance of Traffic.com, Inc. and Chief Financial Officer of ECC International Corp.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT/FR, INC.
Date: March 4, 2008
	By:	/s/ Israel Adan
		Name:	Israel Adan
		Title:	President and Chief Executive Officer